FOURTH AMENDMENT dated as of February 1, 1997 to the STANDBY CREDIT AND
TERM LOAN AGREEMENT dated as of April 5, 1994, as amended ("Credit Agreement") among COMPUTER OUTSOURCING SERVICES, INC., a New York corporation (the "Borrower"), NEDS, INC., a New York corporation, DATON PAY USA, INC., a California corporation, PAY USA OF NEW JERSEY, INC., a New York corporation, ACA ACQUISITION CORP., a New York corporation and MCC CORPORATION, a New York Corporation (each, a "Guarantor" and collectively, the "Guarantors") and THE CHASE MANHATTAN BANK (formerly Chemical Bank"), a New York banking corporation (the "Bank").

        The Borrower desires to amend the Credit Agreement in order to
(i) provide for a Eurodollar Rate option (as hereinafter defined) on the 1996 Term Loan and (ii) reduce the interest on Term Loans that are Prime Loans. Subject to the terms and conditions hereof, the Borrower, the Guarantors and the Bank are prepared to agree to such amendment. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein defined.

        Therefore, the Borrower, the Guarantors and the Bank agree as follows:

        1.      The Credit Agreement shall be amended accordingly:

   (a)  Section 1.01, 'Definitions' shall be amended by

        (1)     adding a definition of "Eurodollar Loan" as follows:

                "Eurodollar Loan" means any term loans advanced in accordance with the 1996 (Replacement) Term Note bearing interest, at the Borrower's option, at the Adjusted Eurodollar Rate plus 2.25%, subject to the terms, conditions and limitations of the 1996 (Replacement) Term Note (as hereinafter defined) which terms, conditions and limitations are expressly incorporated herein by reference with the same force and effect and to the same extent, as if such terms, conditions and limitations were stated in the Credit Agreement. No more than three (3) Eurodollar Loans may be outstanding at any one time.

        (2)     expressly incorporating herein by reference the definitions of:
        "Adjusted Eurodollar Rate", "Business Day", "Interest Period" and "Statutory Reserves", as such terms relate to any Eurodollar Loan and are set forth in the 1996 (Replacement) Term Note with the same force and effect and to the same extent, as if such definitions were stated in the Credit Agreement.

   (b)  Article II, 'Loans' shall be amended by:

   (i) deleting the last sentence of Section 2.02(b) and substituting therefor:

        "The 1996 Term Loan may be, effective February 1, 1997, made in any combination of Eurodollar Loan(s) or Prime Loan(s) at the Borrower's option in accordance with and subject to the conditions of the 1996 (Replacement) Term Note and Article V hereof."


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   (ii) deleting Section 2.03(b) in its entirety and substituting therefor:

                "(b) The 1996 Term Loan will be evidenced by a restated and amended term note in the form of Exhibit "D-1" hereto (the "1996 (Replacement) Term Note" and together with the 1994 Term Notes, the "Term Notes" and sometimes each referred to as a "Term Note"). The 1996 (Replacement) Term Note shall be duly executed and delivered by the Borrower dated as of the date hereof, and payable as to principal in thirty-nine (39) equal consecutive monthly installments on the first of each month commencing March 1, 1997 and shall bear interest, at the Borrower's option at the Adjusted Eurodollar Rate plus 2.25% or the Alternate Base Rate. If the Term Loan is a Eurodollar Loan, it shall bear interest at the rate per annum computed in accordance with the 1996 (Replacement) Term Note. If the Term Loan is a Prime Loan, it shall bear interest at the rate per annum computed in accordance with the 1996 (Replacement) Term Note and also as set forth in Section 2.05 hereof. Interest shall be paid as provided in the 1996 (Replacement) Term Note."

        (3) deleting "plus 1-1/2%" from the last line of Section 2.05, 'Interest on Prime Loans', thereby amending the interest payable on Prime Loans (that are Term Loans) to the Alternate Base Rate.

        (4) adding a new subsection 2.06(d), 'Optional Prepayment of Loans', as follows:

                "(d) If a Eurodollar Loan is paid on a day other than the last day of an Interest Period, the Borrower shall reimburse the Bank on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by any prepayment."

        (5) expressly incorporating herein by reference the provisions in the 1996 (Replacement) Term Note entitled "Indemnity" and "Change in Legality" as new Sections 2.15 and 2.16 respectively of the Credit Agreement, with the same force and effect and to the same extent as if such provisions were stated in the Credit Agreement.

        2. The Borrower and each Guarantor jointly and severally represent and warrant that the Credit Agreement together with this Fourth Amendment and the 1996 (Replacement) Term Note, when delivered hereunder, will be legal, valid and binding obligations of each of them, as appropriate, and enforceable against each of them, as appropriate, in accordance with their respective terms. The Borrower and each Guarantor further represent and warrant that the representations and warranties set forth in Article III of the Credit Agreement shall be deemed restated and are true and correct, all as of the date hereof and that no Event of Default, as set forth in Article VIII of the Credit Agreement, exists and that no event which upon notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing.







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        3.      On or prior to the effectiveness of this Fourth Amendment, the
Bank shall have received the following in form and substance satisfactory to it:

        i)      The 1996 (Replacement) Term Note duly executed by the Borrower;
                and

        ii)     Legal Processing Fee; and

        iii) Evidence of merger of Tru-Check Computer Systems, Inc. with and into the Borrower.

        4. Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

        5. The Credit Agreement, as amended by this Fourth Amendment, and each other document executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed, except as specifically amended hereby.

        6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the Borrower, each Guarantor, the Bank and their respective successors and assigns.

        IN WITNESS WHEREOF, the Borrower, each Guarantor and the Bank have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                       COMPUTER OUTSOURCING SERVICES, INC.



                                    /s/-----------------------------------
                                                   President


                                       NEDS, INC.



                                    /s/-----------------------------------
                                                   President


                                       DATON PAY USA, INC.



                                    /s/-----------------------------------
                                                   President

                                       PAY USA OF NEW JERSEY, INC.



                                    /s/-----------------------------------
                                                   President


                                       ACA ACQUISITION CORP.



                                    /s/-----------------------------------
                                                   President


                                       MCC CORPORATION



                                    /s/-----------------------------------
                                                   President


                                       THE CHASE MANHATTAN BANK



                                    /s/-----------------------------------
                                                 Vice President


























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